UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2023

CLEAN EARTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 24, 2023, Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”) and Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Alternus,” together with the Company the “Parties”) entered into a letter agreement (the “Letter Agreement”), which, among other things, provided for the general terms of the non-redemption incentive (the “Non-redemption Incentive”) to be offered to stockholders of the Company in connection with the forthcoming special meeting to be held by the Company for the purpose of voting on a proposal to approve a business combination (the “Special Meeting”) as well as certain acknowledgements and waivers of provisions of the business combination agreement, dated as of October 12, 2022, as amended by that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023 (as so amended, the “BCA”), made by and among the Company, Alternus, and Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company (“Sponsor”).

Pursuant to the Letter Agreement, the Parties agreed that it is in the best interest of the Parties that the Non-redemption Incentive reflect the following general terms (capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the BCA):

•	Each holder of Public Units (whether they were issued and sold in the IPO or purchased thereafter in the secondary market, and including the shares included as part of the additional Public Units sold in connection with the underwriters’ election to exercise their over-allotment option in full) (including the Public Shares), who, (1) held Public Shares as of the close of business on July 20, 2023, the record date for the Non-redemption Incentive; (2) pursuant to the terms of the Company’s Second Amended and Restated Certificate of Incorporation, dated February 23, 2022, as amended on May 26, 2023, is entitled to redeem their Public Shares; (3) with respect to any of their Public Shares, does not exercise their redemption rights in connection with Special Meeting; and (4) elects to participate in the Non-redemption Incentive by providing timely written notice of such election to the Company (each such holder meeting the foregoing criteria, an “Eligible Stockholder”), will receive from the Combined Company in conjunction with the Closing, 0.5 shares of class A common stock of the Combined Company, par value $0.0001 per share (the “Non-redemption Shares”) in respect of each Public Share held by such Eligible Stockholder at the close of business on the date of the Special Meeting. As used herein, the “Combined Company” means the Company after the Closing.
•	For clarity, an Eligible Stockholder who redeems some, but not all, of their Public Shares and who otherwise meets the foregoing criteria, remains eligible to receive Non-redemption Shares with respect to each Public Share that is not redeemed.
•	A maximum of 5,000,000 Public Shares in the aggregate (the “Share Cap”) may be accepted into the Non-redemption Incentive, meaning that a maximum of 2,500,000 Non-redemption Shares in the aggregate may be issued pursuant to the Non-redemption Incentive.
•	Written notice of an Eligible Stockholder’s election to participate in the Non-redemption Incentive is timely if received by the Company prior to 5:00 PM New York City time on the date that is two business days prior to the Special Meeting, and such notice must be provided to the attention of Martha Ross, Chief Operating Officer and Chief Financial Officer by either (1) email to Martha@CleanEarthAcquisitions.com or (2) mail to Clean Earth Acquisitions Corp., 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas 78738.
•	If the number of Public Shares held by all Eligible Stockholders at the time of the Closing exceeds the Share Cap, the Non-redemption Shares will be issued to Eligible Stockholders on a pro-rata basis. No fractional Non-redemption Shares will be issued pursuant to the Non-redemption Incentive. If an Eligible Stockholder would be entitled to receive a fractional Non-redemption Share, we will round down to the nearest whole number of the number of Non-redemption Shares to be issued to the Eligible Stockholder.
•	Neither the Sponsor, nor any of the Company’s directors, officers, advisors or their respective affiliates will be permitted to participate in the Non-redemption Incentive.

Additionally, each of the Parties (i) acknowledges and agrees that the Non-redemption Incentive and the transactions contemplated thereby shall be deemed to qualify all representations and warranties of the Company set forth in the BCA and, accordingly, the implementation of the Non-redemption Incentive and such transactions shall not be deemed to be a breach of any of the representations and warranties of the Company set forth in the BCA, (ii)

consents to the implementation of the Non-redemption Incentive and each of the transactions contemplated thereby, including, without limitation, and to the extent required or permitted by Law (including the rules and regulations of NASDAQ), the public disclosure, proposal, and administration of the Non-redemption Incentive and issuances of the Non-redemption Shares issued thereunder, (iii) agrees to cooperate reasonably with the other Party and their respective Representatives in order to implement the Non-redemption Incentive and each of the transactions contemplated thereby, including, without limitation, any amendments or modifications to the Non-redemption Incentive or transactions as may be necessary in order to comply with all applicable Laws relating thereto, and (iv) acknowledges and agrees that the Letter Agreement, including the terms of the Non-redemption incentive, may not be modified without mutual written consent of the Parties. Further, Alternus agrees to the waiver of certain provisions of the BCA that would restrict or prohibit the implementation of the Non-redemption Incentive or any of the transactions contemplated thereby.

Shares awarded pursuant to the Non-redemption Incentive will be issued on a private placement basis exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and the Company anticipates that it will register such shares for resale on a registration statement following the Closing.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
2.1	Letter Agreement, dated July 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer

Dated: July 26, 2023